         AMENDED AND RESTATED SPECIFIC TERMS AND CONDITIONS OF LEASE ACQUISITION, dated as of March 1, 1995, by and between Federal Leasing Corp., a New Jersey corporation (the "Company") and its wholly owned subsidiary, FLC Financial Corp., a Delaware corporation (the "Depositor").

                              PRELIMINARY STATEMENT


         This Specific Terms and Conditions of Lease Acquisition (the "Specific Lease Acquisition Terms") is intended to incorporate by reference all of the provisions of the Standard Terms and Conditions of Lease Acquisition attached hereto as Appendix 1 (the "Standard Lease Acquisition Terms"). Together the Specific Lease Acquisition Terms and the Standard Lease Acquisition Terms are intended to form the Lease Acquisition Agreement entered into in connection with the financing described below.

         The Depositor has entered into an Amended and Restated Indenture dated as of March 1, 1995, (the "Indenture"), with Norwest Bank Minnesota, National Association (the "Indenture Trustee"), Norwest Bank Minnesota, National Association (the "Back-up Servicer") and Federal Leasing Corp., as servicer (the "Servicer"), pursuant to which the Depositor intends to issue one or more series of Warehouse Notes and Term Notes (the "Notes").

         In furtherance thereof, the Depositor and Company have entered into the Lease Acquisition Agreement to provide for, among other things, the acquisition by the Depositor of all of the right, title and interest in and to certain Lease Assets which the Depositor is and will be pledging with the Indenture Trustee from time to time, and in which the Depositor is and will be from time to time granting to the Indenture Trustee a security interest, as security for the Notes. As a precondition to the effectiveness of the Lease Acquisition Agreement, the Depositor, the Indenture Trustee, the Servicer and the Back-up Servicer will enter into the Servicing Agreement to provide for the servicing of the Lease Assets. The acquisition of the Lease Assets by the Depositor is initially accomplished hereunder by the issuance by the Depositor to the Company of its common stock in exchange for the contribution by the Company to the Depositor of the Lease Assets.

         In order to further secure the Notes, the Depositor is granting to the Indenture Trustee a security interest in, among other things, the Depositor's rights derived under the Lease Acquisition Agreement and the Servicing Agreement, and the Company agrees that all covenants and agreements made by it in the Lease Acquisition Agreement with respect to the Lease Assets shall also be for the benefit and security of the Indenture Trustee, MBIA and all Holders from time to time of the Notes. In consideration for its contribution and its representations, warranties, covenants and other agreements under the Lease Acquisition Agreement, the Company has received all of the Common Stock of the Depositor and such other consideration as may from time to time be paid hereunder.

         Section 1. Specific Definitions

         "Assignment and Assumption Agreement": shall mean an Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit B.

         "Common Stock": shall mean all of the issued and outstanding shares of Common Stock of the Depositor, which consists of 1,000 shares having a par value of $.01 per share.

         "Company Address": shall mean 5 Becker Farm Road, Post Office Box M, Roseland, New Jersey 07068.

         "Concentration Limits": shall have the meaning specified in Section 3(c) hereof.

         "Demand Note": shall mean the promissory note of the Company, dated May 17, 1994, made payable to the Depositor upon demand, in the principal amount of $100,000.

         "Depositor Address": shall mean 5 Becker Farm Road, Suite A, Roseland, New Jersey 07068.

         "Depositor State of Incorporation": shall mean Delaware.

         "Existing Indebtedness": shall mean any indebtedness of the Company which relates to preexisting financings of any Lease Contracts that are covered by an Assignment and Assumption Agreement, as set forth in Schedule I thereto.

         "Initial Acquisition Date": shall mean May 17, 1994.

         "Lease Assets": shall also include the Demand Note.

         "Obligation Agreement": shall mean the Indenture.


         Section 2. Issuance of Common Stock and Contribution and Sale of Lease Assets

         2.01 Authorization and Issuance of Common Stock by the Depositor. Subject to all the terms and conditions of the Lease Acquisition Agreement and in reliance upon the representations, warranties and covenants set forth in the Lease Acquisition Agreement, as of the Initial Acquisition Date the Depositor hereby issues to the Company the Common Stock. Such Common Stock shall be issued in the name of, and delivered directly to, the Company and the Company hereby agrees to obtain directly from the Depositor such Common Stock, all in accordance with the terms of the Lease Acquisition Agreement.

         2.02 Lease Acquisition. On the Initial Acquisition Date, in return for the Common Stock, and on each subsequent Acquisition Date, in return for the payment of purchase price in the amount of the net proceeds from the related Warehouse Funding or the issuance of a new Series of Notes, the Company hereby transfers, assigns, sells, grants and contributes to the Depositor, without recourse except as provided in Section 3.03 of the Standard Lease Acquisition Terms, all of the

Company's right, title and interest in and to all of the Lease Assets related to the Lease Contracts now or hereafter listed on each Series Lease Schedule, whether now existing or hereafter arising, and the Demand Note. The Company hereby acknowledges that its transfer of the Lease Assets and the Demand Note to the Depositor is absolute and irrevocable, without reservation or retention of any interest whatsoever by the Company.

         2.03 Assumption of Indebtedness by the Depositor. By the execution of an Assignment and Assumption Agreement, subject to all the terms and conditions of the Lease Acquisition Agreement and in reliance upon the representations, warranties and covenants set forth in the Lease Acquisition Agreement, on the Initial Acquisition Date and on any related subsequent Acquisition Date the Depositor hereby agrees to assume the related Existing Indebtedness and the Depositor agrees to repay the Existing Indebtedness with the proceeds of the sale of any Obligations on the related Delivery Date simultaneously with the issuance of such Obligations.


         Section 3. Representations and Warranties of the Company.

         (a) The following shall modify the indicated representations and warranties set forth in Section 3.01(a) of the Standard Lease Acquisition Terms:

         (xii) Except as indicated in the Concentration Limits set forth in
         Section 3(c) hereof, the Lease Contract has regular rental payments (excluding payments required pursuant to a PUT or a terminal rental adjustment clause ("TRAC")) that do not increase by more than 200% during the remaining term of the Lease Contract.

         (xvi) Except with respect to any Warehouse Funded Lease Contract, each Customer under each Lease Contract will have made at least two lease payments with respect to such Lease Contract, including any security deposit or advance payment made by the Customer upon the execution of the Lease Contract or the delivery of the Equipment; except that up to 10% of the Aggregate Initial IPB may account for Lease Contracts pursuant to which the related Customers have made less than two payments.

         (b) The Company represents and warrants that none of the Equipment is titled equipment.

         (c) The following items shall constitute the "Concentration Limits" with respect to all Lease Assets acquired by the Depositor:

Type of Limit                 Description of Limit
-------------                 --------------------
State                         No more than 22% of the Aggregate IPB consists of
                              Lease Contracts to Customers located in
                              California.

State No more than 15% of the Aggregate IPB consists of Lease Contracts to Customers located in Florida.

State No more than 30% of the Aggregate IPB consists of Lease Contracts to Customers located in New Jersey.

State No more than 20% of the Aggregate IPB consists of Lease Contracts to Customers located in New York.

State No more than 8% of the Aggregate IPB consists of Lease Contracts to Customers located in each of Georgia and Pennsylvania.

State No more than 15% of the Aggregate IPB consists of Lease Contracts to Customers located in Connecticut.

State No more than 5% of the Aggregate IPB consists of Lease Contracts to Customers located in any other single state.

Equipment                     No more than 45% of the Aggregate IPB relates to
                              Lease Contracts on medical equipment.

Equipment                     No more than 30% of the Aggregate IPB relates to
                              Lease Contracts on office equipment.

Equipment                     No more than 6% of the Aggregate IPB relates to
                              Lease Contracts on automotive equipment.

Equipment                     No more than 13% of the Aggregate IPB relates to
                              Lease Contracts on industrial tools and equipment.

Equipment                     No more than 6% of the Aggregate IPB relates to
                              Lease Contracts on printing and related equipment.

Equipment                     No more than 25% of the Aggregate IPB relates to
                              Lease Contracts on food processing equipment.

Equipment                     No more than 2.5% of the Aggregate IPB relates to
                              Lease Contracts on any other single type of equipment.

Zip Code No more than 2% of the Aggregate IPB relates to Lease Contracts of Customers located in any one zip code, and the aggregate IPB of Lease Contracts having Customers in the 25 most represented zip codes do not total more than 40% of the Aggregate IPB.

Lessee No more than 1.5% of the Aggregate IPB consists of Lease Contracts to any one Customer, and the aggregate IPB of Lease Contracts with the 25 most represented Customers do not total more than 40% of the Aggregate IPB.

Term No more than 2% of the Aggregate IPB relates to Lease Contracts with original terms exceeding 60 months.

Payment Frequency             No more than 15% of the Aggregate IPB relates to
                              Lease Contracts that contain Scheduled Payments less frequently than monthly.

Step Payments                 No more than 10% of the Aggregate IPB relates to
                              Lease Contracts that contain Scheduled Payments that vary in amount.

Step Payments                 No more than 5% of the Aggregate IPB relates to
                              Lease Contracts that have unlimited increases in rental payments, provided that the increases occur no later than the 25th rental payment (such rental payments do not include PUT and TRAC payments), and then remains constant for the remainder of the term of the Lease Contract; and no more than an additional 5% of the Aggregate IPB relates to Lease Contracts that have rental payments
                              (excluding PUT and TRAC payments) that do not increase by more than 300% during the remaining term of the Lease Contract.

PUT Payments                  No more than 10% of the Aggregate IPB relates to
                              Lease Contracts that contain PUT Payments.

TRAC Payments                 No Lease Contract contains TRAC Payments and at
                              least 90% of the Aggregate IPB relates to Lease
                              Contracts that are expected to generate residual cash flows.

Loss & Damage Waivers         No more than 2% of the Aggregate IPB relates to
                              Lease Contracts that contain loss and damage waiver provisions or any other performance obligation by the Depositor or the Company.

         (d) Exceptions to the Concentration Limits above are set forth on Exhibit C hereto.

         (e) Notwithstanding anything herein to the contrary, the inclusion of Substitute Lease Contracts or Warehouse Funded Lease Contracts in the Trust Estate shall not cause any Lease Contract to violate the restrictions enumerated in (a) through (c) above, or cause the Aggregate IPB of the Lease Contracts to exceed the applicable percentages enumerated in (a) through (c) above.

         Section 4. Lease Acquisition Agreement Comprised of Specific Lease Acquisition Terms and Standard Lease Acquisition Terms.

         This Specific Lease Acquisition Terms incorporates by reference all of the provisions of the Standard Lease Acquisition Terms attached hereto as Appendix 1, which together form the Lease Acquisition Agreement. Notwithstanding the foregoing, if any provision of the Standard Lease Acquisition Terms conflicts with the provisions of the Specific Lease Acquisition Terms, the provisions of the Specific Lease Acquisition Terms shall control.

         Section 5. Counterparts

         The Lease Acquisition Agreement may be executed in one or more counterparts all of which together shall constitute one original document.

         IN WITNESS WHEREOF, the Company and the Depositor have caused the Lease Acquisition Agreement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.




                                                 FEDERAL LEASING CORP.,
                                                  Company


                                                 By: /s/ Stan Furst, Chairman
                                                    -------------------------
                                                 Name: Stan Furst
                                                 Title: Chairman




                                                  FLC FINANCIAL CORP.
                                                  Depositor



                                                  By: /s/ Stan Furst, Pres.ident
                                                     ---------------------------
                                                    Narne:Stan Furst
                                                    Title: President